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                                                                   EXHIBIT 23.1

                        Consent of Independent Auditors


We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our report dated February 12, 2002, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-87580) and related Prospectus of Endeavor Pharmaceuticals, Inc.



                                       /s/ Ernst & Young LLP


Raleigh, North Carolina
June 25, 2002